EXHIBIT 99.1

Monroe Bancorp Reports 7.4 Percent Increase in Diluted Earnings Per Share for 2007

BLOOMINGTON, Ind., Jan. 29, 2008 (PRIME NEWSWIRE) -- Monroe Bancorp (the "Company"), (Nasdaq:MROE), the independent Bloomington-based holding company for Monroe Bank (the "Bank"), reported net income of $7,806,000 or $1.235 per diluted common share, for the year ended December 31, 2007, compared to $7,586,000 or $1.150 per diluted common share for 2006. This represents a 2.9 percent increase in net income and a 7.4 percent increase in diluted earnings per share.

Return on average shareholders' equity (ROE) for 2007 was 14.79 percent, compared to 14.59 percent for the year ended December 31, 2006. Return on average assets (ROA) for the year ended December 31, 2007 was 1.04 percent, which matched the Company's 2006 performance.

"I am pleased by the earnings growth that we achieved during 2007 considering the downturn in economic conditions during the second half of the year," said Mark D. Bradford, President and Chief Executive Officer of Monroe Bancorp and Monroe Bank.

Financial Performance

Net interest income before the provision for loan losses increased 1.7 percent to $23,039,000 for the year ended December 31, 2007 compared to $22,665,000 for 2006. The tax equivalent net interest margin declined during 2007, decreasing from 3.42 percent for the year ended December 31, 2006, to 3.37 percent for 2007. A significant factor contributing to the decline in the Company's net interest margin is interest expense associated with Trust Preferred Stock that was issued primarily to fund the repurchase of stock. The average balance of the subordinated debentures supporting the Trust Preferred Stock was $7,146,000 in 2007 compared to $1,364,000 for 2006. Trust preferred interest expense totaled $483,000 in 2007 compared to $96,000 in 2006. The increase in non-performing assets discussed later in this release was also significant to the decrease in the Company's net interest margin. See the table called "Reconciliation of GAAP Net Interest Margin to Non-GAAP Net Interest Margin on a Tax-Equivalent Basis" for a reconcilement of GAAP net interest margin to Non-GAAP net interest margin on a tax equivalent basis.

Noninterest income totaled $10,251,000 for the year ended December 31, 2007, compared to $9,492,000 in 2006. Excluding the effect of the Company's deferred compensation plan, noninterest income totaled $10,086,000 for 2007 compared to $9,285,000 during 2006. The $801,000 increase (8.6 percent) was achieved even though revenues from the sale of mortgages declined by $228,000 or 21.8 percent due to a reduction in real estate transactions and a less favorable rate environment. See the table called "Reconciliation of GAAP Noninterest Income & Expense to Noninterest Income & Expense Without the Financial Impact of the Deferred Compensation Plan" for a reconcilement of GAAP noninterest income and expense to noninterest income and expense without the financial impact of the deferred compensation plan.

The trust and asset management area continues to be a strong contributor to the success of the Company. Trust fees grew to $2,243,000 for the year ended December 31, 2007, an increase of $542,000 or 31.9 percent. Trust assets under management totaled $353,668,000 at December 31, 2007 compared to $271,766,000 at December 31, 2006, which represents a 30.1 percent increase. Management does not anticipate that trust assets will sustain this rate of growth on an ongoing basis.

Driven primarily by increasing transaction volumes, interchange fees earned on Visa Check Cards increased to $950,000, a 22.4 percent increase over the $776,000 earned for 2006. Interchange fees earned on Visa Check Card transactions are included in Other Operating Income in the attached financials.

Commissions from the sale of investment products increased from $785,000 in 2006 to $910,000 in 2007. This was largely due to increased sales resulting from branch based sales initiatives and the favorable impact of the transition of this business from a transaction based commission business into one that is management fees based.

"Growing noninterest income in areas such as trust fees, commissions on the sale of investment products and Visa Check Card interchange is very important to our overall success. The increase in noninterest income helped offset the pressure on our net interest margin," said Mr. Bradford.

Total noninterest expense increased 2.6 percent to $20,626,000 for the year ended December 31, 2007, as compared to $20,098,000 for 2006. Noninterest expense, excluding the effect of the Company's deferred compensation plan, was $20,344,000 for 2007, compared to $19,784,000 for 2006. The $560,000, or 2.8 percent increase is largely the result of increases in salary and legal expense, which were partially offset by reductions in incentive compensation and benefit expense.

Asset Quality

The Company's loan delinquency ratio, which is loan balances past due 30 days or more as a percent of total loans, was 1.72 percent at December 31, 2007, up from 1.26 percent at December 31, 2006. Two real estate development loans contributed $4,990,000 or 0.85% to the delinquency ratio. At December 31, 2007, non-performing assets and 90-day past due loans totaled $8,214,000 (1.06 percent of total assets) compared to $2,497,000 (0.33 percent of total assets) one year earlier. Net charge-offs as a percentage of loans totaled 0.26 percent for 2007 compared to 0.11 percent for 2006. The ratio of the allowance for loan losses to total loans increased from 1.10% at year-end 2006 to 1.14% at year-end 2007.

Financial Condition

Total assets at December 31, 2007 were $778,080,000, an increase of 4.0 percent from $748,193,000 at December 31, 2006. Total loans, including loans held for sale, totaled $584,831,000 on December 31, 2007, a 4.5 percent increase from total loans on December 31, 2006, which were $559,463,000.

Total deposits at December 31, 2007 were $619,717,000 compared to $589,328,000 at December 31, 2006, an increase of $30,389,000 or 5.2 percent.

Stock Repurchase Activity

The Company purchased a total of 287,792 shares of its stock during 2007 at an average price of $17.59. The Company's most recent purchase was 1,042 shares on August 7, 2007 for $17.20 per share including commission.

Fourth Quarter Results

Net income for the fourth quarter of 2007 totaled $1,606,000 compared to $1,998,000 for the third quarter of 2007, and $1,819,000 for the fourth quarter of 2006. The decrease in fourth quarter earnings is largely the result of an increase in the provision for loan losses. The provision for loan losses totaled $1,150,000 for the fourth quarter of 2007, $805,000 (233.3 percent) above the third quarter of 2007 and $850,000 (283.3 percent) above the fourth quarter of 2006. The increase in the Company's provision for loan losses resulted from Management's regular assessment of asset quality (e.g., level of non-performing assets and loan delinquencies), evaluation of specific credits, economic trends and other factors. Charts included in the attached financial information provide additional insights into year over year changes in asset quality.

Other Company News

December 11, 2007 saw the Plainfield Banking Center in Hendricks County open its doors for business and the Avon Banking Center followed shortly after, opening officially on January 14, 2008. Both of these full-service banking centers follow the January 2006 opening of the full-service banking center in Brownsburg which marked the start of the Company's transition from less visible, limited service branches in Hendricks County to more visible, strategically located full-service banking centers. A fourth new banking center, to be located in Noblesville, in Hamilton County, is expected to open during the summer of 2008.

While the Bank's expansion into Central Indiana remained a primary focus during 2007, the Bank is anticipating expanding its presence in all markets by offering customers the opportunity to open accounts online. Starting January 2, 2008, this convenient online account opening alternative will broaden the delivery channel for checking and savings products in a fashion that allows customers to open accounts in a time, place and manner of their choosing. Comments Mr. Bradford: "We feel that our current customer base will enjoy the convenience of online account opening, and we also believe this service will allow us to compete in the online market to attract new customers."

The Company will hold its Annual Meeting of Shareholders at 10 a.m., Thursday, April 24, 2008 at the Bloomington/Monroe County Convention Center in downtown Bloomington, Indiana.

About Monroe Bancorp

Monroe Bancorp, headquartered in Bloomington, Indiana, is an Indiana bank holding company with Monroe Bank as its wholly owned subsidiary. Monroe Bank was established in Bloomington in 1892, and offers a full range of financial, trust and investment services through its locations in Central and South Central Indiana. The Company's common stock is traded on the NASDAQ(r) Global Stock Market under the symbol MROE.

The Monroe Bancorp logo is available at http://www.primenewswire.com/newsroom/prs/?pkgid=4316

See attachment for additional financial information. For further information, contact: Mark D. Bradford, President and Chief Executive Officer, (812) 331-3455.

Use of Non-GAAP Financial Information

To supplement the Company's consolidated condensed financial statements presented on a GAAP basis, the Company has used the following non-GAAP measures of reporting:

1) The net interest margin is reported on a tax equivalent basis. The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a marginal income tax rate of 34%. Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. A table called 'Reconciliation of GAAP Net Interest Margin to Non-GAAP Net Interest Margin on a Tax-Equivalent Basis,' included at the end of the attached financial summary, reconciles the non-GAAP financial measure "net interest income (tax-equivalent)" with net interest income calculated and presented in accordance with GAAP.The table also reconciles the non-GAAP financial measure "net interest margin (tax-equivalent)" with net interest margin calculated and presented in accordance with GAAP.

2) Noninterest income and noninterest expense are reported without the effect of income and expenses related to securities held in a rabbi trust for the deferred compensation plan. A table called 'Reconciliation of GAAP Noninterest Income & Expense to Noninterest Income & Expense Without the Financial Impact of the Deferred Compensation Plan,' included at the end of the attached financial summary, details all the items included in noninterest income and expense associated with the deferred compensation plan / rabbi trust and reconciles the GAAP numbers to the non-GAAP numbers. The activity in the rabbi trust has no effect on the Company's net income, therefore, management believes a more accurate comparison of current and prior year noninterest income and noninterest expense can be made if items related to the rabbi trust are removed.

The Company believes these adjustments are appropriate to enhance an overall understanding of the Company's past financial performance and also its prospects for the future. These adjustments to the Company's GAAP results are made with the intent of providing both management and investors a more complete understanding of the underlying operational results and trends and the Company's marketplace performance. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the numbers prepared in accordance with generally accepted accounting principles in the United States.

Forward-Looking Statements

This release contains forward-looking statements about the Company which we believe are within the meaning of the Private Securities Litigation Reform Act of 1995. This release contains certain forward-looking statements with respect to the financial condition, results of operations, plans, objectives, future performance and business of the Company. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate" or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could" or "may" or words of similar meaning. These forward-looking statements, by their nature, are subject to risks and uncertainties. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) competitive pressures among depository institutions; (2) changes in the interest rate environment; (3) prepayment speeds, charge-offs and loan loss provisions; (4) general economic conditions, either national or in the markets in which the Company does business; (5) legislative or regulatory changes adversely affecting the business of the Company; (6) changes in real estate values or the real estate markets; and (7) the Company's business development efforts in new markets in and around Hendricks and Hamilton Counties. Further information on other factors which could affect the financial results of the Company is included in the Company's filings with the Securities and Exchange Commission.

 Monroe Bancorp (MROE)
 Financial Summary
 (dollar amounts in thousands except per share data)

            ----------------------------------------------------------
                                   Quarters Ended
            ----------------------------------------------------------
             Dec 2007    Sept 2007   Jun 2007    Mar 2007    Dec 2006
            ----------------------------------------------------------
 BALANCE
  SHEET*
 Cash and
  Interest-
  earning
  deposits  $   24,563  $   15,071  $   18,732  $   27,006  $   27,743
 Federal
  Funds Sold     1,077      10,149      20,533       4,210       5,803
 Securities    125,658     125,998     121,530     122,372     120,250
 Total Loans   584,831     564,904     563,989     562,724     559,463
  Loans
   Held for
   Sale          2,974       1,875       3,091       2,363       2,545
  Commercial &
   Industrial  104,611      98,596     104,226      98,979      93,912
  Real
   Estate:
   Commercial &
    Residen-
    tial       332,664     309,952     305,692     318,381     320,789
   Construc-
    tion &
    Vacant
    Land       101,011     109,951     107,684      99,560      97,006
   Home
    Equity      25,222      25,756      24,642      25,350      26,515
  Installment
   Loans        18,349      18,774      18,654      18,091      18,696
 Reserve for
  Loan
  Losses         6,654       6,147       6,487       6,216       6,144
 Bank
  Premises
  and
  Equipment     20,029      18,343      17,674      15,138      15,411
 Federal
  Home Loan
  Bank Stock     2,312       2,312       2,312       2,312       2,312
 Interest
  Receivable
  and Other
  Assets        26,264      24,156      25,094      24,075      23,355
   Total
    Assets  $  778,080  $  754,786  $  763,377  $  751,621  $  748,193

 Total
  Deposits  $  619,717  $  611,504  $  614,592  $  595,061  $  589,328
  Noninterest
   Checking     81,542      77,874      83,136      84,775      79,783
  Interest
   Bearing
   Checking
   & NOW       131,295     133,233     121,169     120,339     138,418
  Regular
   Savings      17,712      17,636      18,127      18,354      17,884
  Money
   Market
   Savings      99,135      97,910      98,966      98,692     105,702
  CDs Less
   than
   $100,000    160,456     149,127     147,693     131,060     122,037
  CDs Greater
   than
   $100,000    128,602     134,683     145,142     131,741     112,401
  Other Time       975       1,041         359      10,100      13,103
 Total
  Borrowings    96,421      80,628      89,204      95,143      98,079
  Federal
   Funds
   Purchased    24,850          --          --          --       2,075
  Securities
   Sold Under
   Repurchase
   Agreement    43,195      52,167      58,699      65,589      70,784
  FHLB
   Advances     18,273      18,349      19,408      19,419      19,430
  Loans Sold
   Under
   Repurchase
   Agreement
   & Other
   Debt          1,855       1,864       2,849       1,887       2,697
  Subordinated
   Debentures
   - Trust
   Preferred     8,248       8,248       8,248       8,248       3,093
 Interest
  Payable
  and Other
  Liabilities    7,490       9,732       7,986       9,516       7,281
   Total
    Liabil-
    ities      723,628     701,864     711,782     699,720     694,688
 Shareholders'
  Equity        54,452      52,922      51,595      51,901      53,505
   Total
    Liabil-
    ities
    and
    Share-
    holders'
    Equity  $  778,080  $  754,786  $  763,377  $  751,621  $  748,193

 Book Value
  Per Share $     8.76  $     8.52  $     8.23  $     8.19  $     8.24
 End of
  period
  shares
  issued and
  outstand-
  ing        6,227,550   6,227,550   6,283,592   6,353,342   6,515,342
 Less:
  Unearned
  ESOP
  shares        13,100      15,100      17,500      19,900      22,300
 End of
  Period
  Shares
  Used to
  Calculate
  Book Value 6,214,450   6,212,450   6,266,092   6,333,442   6,493,042

                                                ----------------------
                                                     Years Ended
                                                ----------------------
                                                 Dec 2007    Dec 2006
                                                ----------------------
 BALANCE SHEET*
 Cash and Interest-earning deposits             $   24,563  $   27,743
 Federal Funds Sold                                  1,077       5,803
 Securities                                        125,658     120,250
 Total Loans                                       584,831     559,463
   Loans Held for Sale                               2,974       2,545
   Commercial & Industrial                         104,611      93,912
   Real Estate:
     Commercial & Residential                      332,664     320,789
     Construction & Vacant Land                    101,011      97,006
     Home Equity                                    25,222      26,515
   Installment Loans                                18,349      18,696
 Reserve for Loan Losses                             6,654       6,144
 Bank Premises and Equipment                        20,029      15,411
 Federal Home Loan Bank Stock                        2,312       2,312
 Interest Receivable and Other Assets               26,264      23,355
     Total Assets                               $  778,080  $  748,193

 Total Deposits                                 $  619,717  $  589,328
   Noninterest Checking                             81,542      79,783
   Interest Bearing Checking & NOW                 131,295     138,418
   Regular Savings                                  17,712      17,884
   Money Market Savings                             99,135     105,702
   CDs Less than $100,000                          160,456     122,037
   CDs Greater than $100,000                       128,602     112,401
   Other Time                                          975      13,103
 Total Borrowings                                   96,421      98,079
   Federal Funds Purchased                          24,850       2,075
   Securities Sold Under Repurchase Agreement       43,195      70,784
   FHLB Advances                                    18,273      19,430
   Loans Sold Under Repurchase Agreement &
    Other Debt                                       1,855       2,697
   Subordinated Debentures - Trust Preferred         8,248       3,093
 Interest Payable and Other Liabilities              7,490       7,281
     Total Liabilities                             723,628     694,688
 Shareholders' Equity                               54,452      53,505
     Total Liabilities and Shareholders'
      Equity                                    $  778,080  $  748,193

 Book Value Per Share                           $     8.76  $     8.24
 End of period shares issued and outstanding     6,227,550   6,515,342
 Less: Unearned ESOP shares                         13,100      22,300
 End of Period Shares Used to Calculate Book
  Value                                          6,214,450   6,493,042

 * period end numbers

 Monroe Bancorp (MROE)
 Financial Summary
 (dollar amounts in thousands except per share data)

                       -----------------------------------------------
                                         Quarters Ended
                       -----------------------------------------------
 INCOME STATEMENT     Dec 2007  Sept 2007 Jun 2007  Mar 2007  Dec 2006
                       -----------------------------------------------
 Interest Income       $12,141   $12,232   $12,249   $11,852   $11,922
 Interest Expense        6,390     6,528     6,396     6,121     6,165
 Net Interest Income     5,751     5,704     5,853     5,731     5,757
 Loan Loss Provision     1,150       345       255       285       300
 Total Noninterest
  Income                 2,468     2,651     2,685     2,447     2,375
  Service Charges on
   Deposit Accounts        964       917       932       867       867
  Trust Fees               604       617       537       485       453
  Commission Income        229       210       239       232       187
  Gain on Sale of
   Loans                   147       231       262       177       232
  Realized Gains on
   Securities                5         2        41         1         3
  Unrealized Gains
   (Losses) on
   Trading Securities
   Associated with
   Directors'
   Deferred Comp Plan     (154)       55        83        33        23
  Other Operating
   Income                  673       619       591       652       610
 Total Noninterest
  Expense                4,984     5,283     5,266     5,093     5,313
  Salaries & Wages       2,189     2,178     2,152     2,102     2,054
  Commissions,
   Options &
   Incentive
   Compensation            277       427       581       452       486
  Employee Benefits        393       481       465       435       591
  Premises &
   Equipment               765       799       717       819       806
  Advertising              131       149       162       225       105
  Legal Fees               208        85       118       155        78
  Appreciation
   (Depreciation) in
   Directors' Deferred
   Compensation Plan       (23)       78       148        64       135
  Other Operating
   Expenses              1,043     1,086       923       841     1,058
 Income Before Income
  Tax                    2,085     2,727     3,017     2,800     2,519
 Income Tax Expense        479       729       827       788       700
 Net Income After Tax
  & Before
  Extraordinary Items    1,606     1,998     2,190     2,012     1,819
 Extraordinary Items        --        --        --        --        --
 Net Income            $ 1,606   $ 1,998   $ 2,190   $ 2,012   $ 1,819

 Basic Earnings Per
  Share                $ 0.259   $ 0.321   $ 0.348   $ 0.312   $ 0.280
 Diluted Earnings Per
  Share                $ 0.258   $ 0.319   $ 0.346   $ 0.311   $ 0.279

                                                     -----------------
                                                       Years Ended
                                                     -----------------
 INCOME STATEMENT                                   Dec 2007  Dec 2006
                                                     -----------------
 Interest Income                                     $48,474   $44,643
 Interest Expense                                     25,435    21,978
 Net Interest Income                                  23,039    22,665
 Loan Loss Provision                                   2,035     1,200
 Total Noninterest Income                             10,251     9,492
   Service Charges on Deposit Accounts                 3,680     3,614
   Trust Fees                                          2,243     1,701
   Commission Income                                     910       785
   Gain on Sale of Loans                                 817     1,045
   Realized Gains on Securities                           49       115
   Unrealized Gains (Losses) on Trading Securities
    Associated with Directors' Deferred Comp Plan         17        74
   Other Operating Income                              2,535     2,158
 Total Noninterest Expense                            20,626    20,098
   Salaries & Wages                                    8,621     8,077
   Commissions, Options & Incentive Compensation       1,737     1,862
   Employee Benefits                                   1,774     2,055
   Premises & Equipment                                3,100     3,151
   Advertising                                           667       712
   Legal Fees                                            566       307
   Appreciation (Depreciation) in Directors'
    Deferred Compensation Plan                           267       301
   Other Operating Expenses                            3,894     3,633
 Income Before Income Tax                             10,629    10,859
 Income Tax Expense                                    2,823     3,273
 Net Income After Tax & Before Extraordinary Items     7,806     7,586
 Extraordinary Items                                      --        --
 Net Income                                          $ 7,806   $ 7,586

 Basic Earnings Per Share                            $ 1.240   $ 1.154
 Diluted Earnings Per Share                          $ 1.235   $ 1.150

 Monroe Bancorp (MROE)
 Financial Summary
 (dollar amounts in thousands except per share data)

                       -----------------------------------------------
                                        Quarters Ended
                       -----------------------------------------------
 ASSET QUALITY        Dec 2007  Sept 2007 Jun 2007  Mar 2007  Dec 2006
                       -----------------------------------------------
 Net Charge-Offs
  (Recoveries)         $   643   $   686   $   (17)  $   213   $   250
 OREO Expenses              10        46         3         8         5
                       -----------------------------------------------
  Total Credit
   Charges             $   653   $   732   $   (14)  $   221   $   255

 Nonperforming Loans   $ 6,938   $ 4,821   $ 2,701   $ 2,308   $ 1,712
 OREO                      841       141       212       141       141
 ---------------------------------------------------------------------
   Nonperforming
    Assets               7,779     4,962     2,913     2,449     1,853
 90 Day Past Due
  Loans net of
  Nonperforming Loans      435       197       484       550       644
 ---------------------------------------------------------------------
   Nonperforming
    Assets + 90 day
    PD/Assets          $ 8,214   $ 5,159   $ 3,397   $ 2,999   $ 2,497

 RATIO ANALYSIS -
  CREDIT QUALITY*
 ---------------------------------------------------------------------
 NCO/Loans                0.44%     0.49%    -0.01%     0.15%     0.18%
 Credit Charges/
  Loans & OREO            0.45%     0.52%    -0.01%     0.16%     0.18%
 Nonperforming Loans/
  Loans                   1.19%     0.85%     0.48%     0.41%     0.31%
 Nonperforming Assets/
  Loans & OREO            1.33%     0.88%     0.52%     0.44%     0.33%
 Nonperforming Assets/
  Assets                  1.00%     0.66%     0.38%     0.33%     0.25%
 Nonperforming Assets
  + 90 day PD/Assets      1.06%     0.68%     0.44%     0.40%     0.33%
 Reserve/Nonperforming
  Loans                  95.91%   127.50%   240.17%   269.32%   358.88%
 Reserve/Total Loans      1.14%     1.09%     1.15%     1.10%     1.10%
 Equity & Reserves/
  Nonperforming Assets  785.53%  1190.43%  1993.89%  2373.09%  3219.05%
 OREO/Nonperforming
  Assets                 10.81%     2.84%     7.28%     5.76%     7.61%

 RATIO ANALYSIS -
  CAPITAL ADEQUACY*
 ---------------------------------------------------------------------
 Equity/Assets            7.00%     7.01%     6.76%     6.91%     7.15%
 Equity/Loans             9.31%     9.37%     9.15%     9.22%     9.56%

 RATIO ANALYSIS -
  PROFITABILITY
 ---------------------------------------------------------------------
 Return on Average
  Assets                  0.83%     1.05%     1.17%     1.10%     0.97%
 Return on Average
  Equity                 11.89%    15.27%    16.93%    15.33%    13.63%
 Net Interest Margin
  (tax-equivalent)(1)     3.29%     3.31%     3.44%     3.45%     3.39%

                                                     -----------------
                                                        Years Ended
                                                     -----------------
 ASSET QUALITY                                      Dec 2007  Dec 2006
                                                     -----------------
 Net Charge-Offs (Recoveries)                        $ 1,525   $   641
 OREO Expenses                                            67        24
                                                     -----------------
   Total Credit Charges                              $ 1,592   $   665

 Nonperforming Loans                                 $ 6,938   $ 1,712
 OREO                                                    841       141
 ---------------------------------------------------------------------
     Nonperforming Assets                              7,779     1,853
 90 Day Past Due Loans net of Nonperforming Loans        435       644
 ---------------------------------------------------------------------
     Nonperforming Assets + 90 day PD/Assets         $ 8,214   $ 2,497

 RATIO ANALYSIS - CREDIT QUALITY*
 ---------------------------------------------------------------------
 NCO/Loans                                              0.26%     0.11%
 Credit Charges/Loans & OREO                            0.27%     0.12%
 Nonperforming Loans/Loans                              1.19%     0.31%
 Nonperforming Assets/Loans & OREO                      1.33%     0.33%
 Nonperforming Assets/Assets                            1.00%     0.25%
 Nonperforming Assets + 90 day PD/Assets                1.06%     0.33%
 Reserve/Nonperforming Loans                           95.91%   358.88%
 Reserve/Total Loans                                    1.14%     1.10%
 Equity & Reserves/Nonperforming Assets               785.53%  3219.05%
 OREO/Nonperforming Assets                             10.81%     7.61%

 RATIO ANALYSIS - CAPITAL ADEQUACY*
 ---------------------------------------------------------------------
 Equity/Assets                                          7.00%     7.15%
 Equity/Loans                                           9.31%     9.56%

 RATIO ANALYSIS - PROFITABILITY
 ---------------------------------------------------------------------
 Return on Average Assets                               1.04%     1.04%
 Return on Average Equity                              14.79%    14.59%
 Net Interest Margin (tax-equivalent)(1)                3.37%     3.42%

 *   Based on period end numbers
 (1) Interest income on tax-exempt securities has been adjusted to a tax-equivalent basis using a marginal income tax rate of 34%.
     Reclassification of amounts from prior periods were made to conform to the September 2007 presentation.

 Monroe Bancorp (MROE)
 Reconciliation of GAAP Net Interest Margin to Non-GAAP Net Interest
  Margin on a Tax-Equivalent Basis
 (dollar amounts in thousands except per share data)

                      ------------------------------------------------
                                       Quarters Ended
                      ------------------------------------------------
                      Dec 2007 Sept 2007  Jun 2007  Mar 2007  Dec 2006
                      ------------------------------------------------
 Net interest income  $  5,751  $  5,704  $  5,853  $  5,731  $  5,757
 Tax equivalent
  adjustment               180       176       179       161       176
                      ------------------------------------------------
 Net interest income
  - tax equivalent    $  5,931  $  5,880  $  6,032  $  5,892  $  5,933

 Average earning
  assets              $714,737  $703,681  $702,664  $693,384  $694,081

 Net interest margin      3.19%     3.22%     3.34%     3.35%     3.29%

 Net interest margin
  - tax equivalent        3.29%     3.31%     3.44%     3.45%     3.39%

                                                    ------------------
                                                        Years Ended
                                                    ------------------
                                                    Dec 2007  Dec 2006
                                                    ------------------
 Net interest income                                $ 23,039  $ 22,665
 Tax equivalent adjustment                               696       632
                                                    ------------------
 Net interest income - tax equivalent               $ 23,735  $ 23,297

 Average earning assets                             $703,675  $681,999

 Net interest margin                                    3.27%     3.32%

 Net interest margin - tax equivalent                   3.37%     3.42%

                      ------------------------------------------------
                                         Year-to-Date
                      ------------------------------------------------
                      Dec 2007 Sept 2007  Jun 2007  Mar 2007  Dec 2006
                      ------------------------------------------------
 Net interest income  $ 23,039  $ 17,288  $ 11,584  $  5,731  $ 22,665
 Tax equivalent
  adjustment               696       515       340       161       632
                      ------------------------------------------------
 Net interest income
  - tax equivalent    $ 23,735  $ 17,803  $ 11,924  $  5,892  $ 23,297

 Average earning
  assets              $703,675  $699,948  $698,050  $693,384  $681,999

 Net interest margin      3.27%     3.30%     3.35%     3.35%     3.32%

 Net interest margin
  - tax equivalent        3.37%     3.40%     3.44%     3.45%     3.42%

 Monroe Bancorp (MROE)
 Financial Impact on Net Income of Deferred Compensation Plan
 (dollar amounts in thousands except per share data)

                      ------------------------------------------------
                                       Quarters Ended
                      ------------------------------------------------
                      Dec 2007 Sept 2007  Jun 2007  Mar 2007  Dec 2006
                      ------------------------------------------------
 Interest and Dividend
  Income              $     38  $     25  $     27  $     27  $     42
 Realized and
  Unrealized Gains
  (Losses)                (148)       57       124        33        25
 Other Income               91        --         1         7        71
   Total Income From
    Plan:                  (19)       82       152        67       138

 Change in Deferred
  Compensation
  Liability                (23)       78       148        64       135
 Trustee Fees                4         4         4         3         3
   Total Expense of
    Plan:                  (19)       82       152        67       138

   Net Impact of
    Plan:             $     --  $     --  $     --  $     --  $     --

                                                    ------------------
                                                        Years Ended
                                                    ------------------
                                                    Dec 2007  Dec 2006
                                                    ------------------
 Interest and Dividend Income                       $    117  $    107
 Realized and Unrealized Gains (Losses)                   66       129
 Other Income                                             99        78
   Total Income From Plan:                               282       314

 Change in Deferred Compensation Liability               267       301
 Trustee Fees                                             15        13
   Total Expense of Plan:                                282       314

   Net Impact of Plan:                              $     --  $     --

 Reconciliation of GAAP Noninterest Income & Expense to Noninterest
  Income & Expense Without the Financial Impact of the Deferred
  Compensation Plan
 (dollar amounts in thousands except per share data)

                      ------------------------------------------------
                                       Quarters Ended
                      ------------------------------------------------
                      Dec 2007 Sept 2007  Jun 2007  Mar 2007  Dec 2006
                      ------------------------------------------------
 Total Noninterest
  Income              $  2,468  $  2,651  $  2,685  $  2,447  $  2,375
 Income of Deferred
  Comp Plan Incl. in
  Noninterest Income       (57)       57       125        40        96
   Adjusted
    Noninterest
    Income:              2,525     2,594     2,560     2,407     2,279

 Total Noninterest
  Expense                4,984     5,283     5,266     5,093     5,313
 Expense of Deferred
  Compensation Plan        (19)       82       152        67       138
   Adjusted
    Noninterest
    Expense:             5,003     5,201     5,114     5,026     5,175

                                                    ------------------
                                                        Years Ended
                                                    ------------------
                                                    Dec 2007  Dec 2006
                                                    ------------------
 Total Noninterest Income                           $ 10,251  $  9,492
 Income of Deferred Comp Plan Incl. in Noninterest
  Income                                                 165       207
   Adjusted Noninterest Income:                       10,086     9,285

 Total Noninterest Expense                            20,626    20,098
 Expense of Deferred Compensation Plan                   282       314
   Adjusted Noninterest Expense:                      20,344    19,784

                      ------------------------------------------------
                                         Year-to-Date
                      ------------------------------------------------
                      Dec 2007 Sept 2007  Jun 2007  Mar 2007  Dec 2006
                      ------------------------------------------------
 Total Noninterest
  Income              $ 10,251  $  7,783  $  5,132  $  2,447  $  9,492
 Income of Deferred
  Comp Plan Incl. in
  Noninterest Income       165       222       165        40       207
   Adjusted
    Noninterest
    Income:             10,086     7,561     4,967     2,407     9,285

 Total Noninterest
  Expense               20,626    15,642    10,359     5,093    20,098
 Expense of Deferred
  Compensation Plan        282       301       219        67       314
   Adjusted
    Noninterest
    Expense:            20,344    15,341    10,140     5,026    19,784

 Monroe Bancorp (MROE)
 Select Average Balance Sheet Information
 (dollar amounts in thousands except per share data)

                      ------------------------------------------------
                                       Quarters Ended
                      ------------------------------------------------
                      Dec 2007 Sept 2007  Jun 2007  Mar 2007  Dec 2006
                      ------------------------------------------------
 Total Average Loans  $574,273  $560,590  $565,373  $557,556  $558,826
   Average Commercial
    & Industrial       100,360   100,268   103,368    95,482    96,029
   Average Real
    Estate:            455,269   441,705   443,617   443,912   444,260
     Average
      Commercial &
      Residential      321,287   308,890   314,317   321,911   325,203
     Average
      Construction &
      Vacant Land      108,417   107,976   103,870    95,909    94,798
     Average Home
      Equity            25,565    24,839    25,430    26,092    24,259
   Average
    Installment Loans   18,644    18,617    18,388    18,162    18,537
 Average Federal
  Funds Sold             9,445    15,837     9,693     9,381    10,068
 Average Federal
  Home Loan Bank
  Stock                  2,312     2,312     2,312     2,312     2,368

 Total Average
  Deposits            $625,656  $618,615  $609,420  $593,511  $596,838
   Average
    Noninterest
    Checking            74,875    80,001    79,405    76,615    77,460
   Average Interest
    Bearing Checking
    & NOW              137,218   124,280   125,390   132,673   135,225
   Average Regular
    Savings             17,790    17,854    18,229    17,888    18,029
   Average Money
    Market Savings      99,049   101,648    99,894   103,949   104,966
   Average CDs Less
    than $100,000      138,900   138,865   134,244   127,222   120,111
   Average CDs
    Greater than
    $100,000           141,244   141,530   138,247   122,234   128,345
   Average Other
    Time                16,580    14,437    14,011    12,930    12,702
 Average Federal
  Funds Purchased        2,281       387     3,053     2,640     3,316
 Average Securities
  Sold Under
  Repurchase
  Agreement             49,305    44,933    48,180    57,259    58,315
 Average FHLB
  Advances              18,304    19,350    19,412    19,423    20,119

                                                    ------------------
                                                        Years Ended
                                                    ------------------
                                                    Dec 2007  Dec 2006
                                                    ------------------
 Total Average Loans                                $564,483  $549,464
   Average Commercial & Industrial                    99,884    97,043
   Average Real Estate:                              446,144   433,386
     Average Commercial & Residential                316,578   323,019
     Average Construction & Vacant Land              104,088    83,895
     Average Home Equity                              25,478    26,472
   Average Installment Loans                          18,455    19,035
 Average Federal Funds Sold                           11,102     9,002
 Average Federal Home Loan Bank Stock                  2,312     2,467

 Total Average Deposits                             $611,907  $582,762
   Average Noninterest Checking                       77,725    77,647
   Average Interest Bearing Checking & NOW           129,887   129,142
   Average Regular Savings                            17,940    19,448
   Average Money Market Savings                      101,123    97,763
   Average CDs Less than $100,000                    134,851   119,652
   Average CDs Greater than $100,000                 135,882   127,377
   Average Other Time                                 14,499    11,733
 Average Federal Funds Purchased                       2,085     1,858
 Average Securities Sold Under Repurchase Agreement   49,884    54,644
 Average FHLB Advances                                19,120    27,451

CONTACT:  Monroe Bancorp
          Mark D. Bradford, President and Chief Executive Officer
          (812) 331-3455
          (800) 319-2664
          Fax: (812) 331-3445
          Bradford@monroebank.com
          www.monroebank.com